First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-3
Friedman Billings Ramsey
First and Second; In Pool; 1st Liens

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	9	2,716,877.98	3.92	5.363	643	80.00
5.501 - 6.000	37	10,848,164.86	15.67	5.858	681	79.62
6.001 - 6.500	69	18,712,205.64	27.03	6.339	662	80.00
6.501 - 7.000	87	22,576,615.71	32.61	6.800	657	79.93
7.001 - 7.500	27	6,504,117.77	9.39	7.263	643	79.99
7.501 - 8.000	21	4,889,123.95	7.06	7.778	643	79.99
8.001 - 8.500	6	973,090.00	1.41	8.239	643	80.00
8.501 - 9.000	6	875,606.41	1.26	8.933	649	80.00
9.001 - 9.500	4	767,781.80	1.11	9.325	628	80.00
10.001 - 10.500	1	372,000.00	0.54	10.300	645	80.00

Total:	267	69,235,584.12	100.00	6.678	658	79.92

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

50,000.01 - 100,000.00	14	1,159,558.74	1.67	6.960	648	79.95
100,000.01 - 150,000.00	41	5,348,977.42	7.73	7.159	650	79.75
150,000.01 - 200,000.00	33	5,795,280.30	8.37	7.043	649	80.07
200,000.01 - 250,000.00	47	10,589,019.16	15.29	6.552	657	79.85
250,000.01 - 300,000.00	42	11,640,633.89	16.81	6.687	664	80.00
300,000.01 - 350,000.00	27	8,922,240.79	12.89	6.570	667	80.00
350,000.01 - 400,000.00	37	13,816,089.50	19.96	6.590	659	80.00
400,000.01 - 450,000.00	14	5,986,493.32	8.65	6.657	655	80.00
450,000.01 - 500,000.00	8	3,733,809.62	5.39	6.377	653	79.13
500,000.01 - 550,000.00	2	1,039,053.97	1.50	6.370	638	80.00
550,000.01 - 600,000.00	1	573,606.92	0.83	6.990	751	80.00
600,000.01 - 650,000.00	1	630,820.49	0.91	6.350	638	80.00

Total:	267	69,235,584.12	100.00	6.678	658	79.92

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 60 Month IO	141	39,307,059.60	56.77	6.511	660	79.90
ARM 2/28	85	20,427,784.09	29.50	6.797	659	79.97
30 Year Fixed	12	2,937,322.28	4.24	6.765	649	79.98
ARM 3/27 60 Month IO	12	2,859,582.70	4.13	6.847	652	80.00
ARM 3/27	12	2,536,533.63	3.66	8.014	644	80.00
ARM 5/25 60 Month IO	3	910,400.00	1.31	6.726	644	80.00
ARM 5/25 120 Month IO	1	133,000.00	0.19	5.875	736	70.00
ARM 5/25	1	123,901.82	0.18	7.175	645	80.00

Total:	267	69,235,584.12	100.00	6.678	658	79.92

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable Fully Amortizing	255	66,298,261.84	95.76	6.674	659	79.91
Fixed Fully Amortizing	12	2,937,322.28	4.24	6.765	649	79.98

Total:	267	69,235,584.12	100.00	6.678	658	79.92

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
First and Second; In Pool; 1st Liens

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (%)	Loans	Balance	Balance	Coupon	Score	LTV

0	110	26,025,541.82	37.59	6.914	657	79.97
60	156	43,077,042.30	62.22	6.538	659	79.91
120	1	133,000.00	0.19	5.875	736	70.00

Total:	267	69,235,584.12	100.00	6.678	658	79.92

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

349 - 360	267	69,235,584.12	100.00	6.678	658	79.92

Total:	267	69,235,584.12	100.00	6.678	658	79.92

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	35	8,576,642.00	12.39	7.547	656	79.94
1	49	11,749,526.32	16.97	6.618	666	79.73
2	102	26,610,268.33	38.43	6.521	658	79.96
3	54	14,686,506.68	21.21	6.531	652	79.94
4	22	6,020,036.23	8.70	6.538	654	79.99
5	3	1,114,287.70	1.61	7.237	701	80.00
6	1	335,844.64	0.49	6.250	662	80.00
8	1	142,472.22	0.21	6.300	706	80.00

Total:	267	69,235,584.12	100.00	6.678	658	79.92

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	267	69,235,584.12	100.00	6.678	658	79.92

Total:	267	69,235,584.12	100.00	6.678	658	79.92

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

65.01 - 70.00	1	133,000.00	0.19	5.875	736	70.00
70.01 - 75.00	1	475,881.20	0.69	5.990	667	73.23
75.01 - 80.00	263	68,327,819.13	98.69	6.687	658	79.98
80.01 - 85.00	2	298,883.79	0.43	5.970	655	81.33

Total:	267	69,235,584.12	100.00	6.678	658	79.92

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
First and Second; In Pool; 1st Liens

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

520 - 539	1	182,400.00	0.26	6.150	538	80.00
580 - 599	9	1,660,622.38	2.40	6.865	590	80.00
600 - 619	25	6,193,025.83	8.94	6.775	610	79.99
620 - 639	64	17,504,746.82	25.28	6.814	630	79.99
640 - 659	62	16,215,475.64	23.42	6.773	650	80.00
660 - 679	52	12,473,863.92	18.02	6.614	668	79.66
680 - 699	16	4,186,875.03	6.05	6.708	688	80.00
700 - 719	16	4,300,077.25	6.21	6.394	710	80.00
720 - 739	8	2,351,996.39	3.40	5.969	731	79.43
740 - 759	7	2,141,954.03	3.09	6.471	749	80.00
760 - 779	3	872,546.83	1.26	6.258	769	80.00
780 - 799	3	952,000.00	1.38	6.006	792	80.00
800 - 819	1	200,000.00	0.29	7.990	803	80.00

Total:	267	69,235,584.12	100.00	6.678	658	79.92

Min: 538
Max: 803
Weighted Average: 658

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	200	50,790,562.61	73.36	6.683	665	79.90
Cashout	55	14,865,784.07	21.47	6.684	637	79.96
Rate/Term Refinance	12	3,579,237.44	5.17	6.579	651	80.00

Total:	267	69,235,584.12	100.00	6.678	658	79.92

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	196	50,862,786.15	73.46	6.659	659	79.93
Duplex	22	6,663,511.24	9.62	6.806	655	79.80
PUD	24	6,115,023.51	8.83	6.516	650	79.84
Condo	22	4,471,501.52	6.46	6.774	672	80.00
3-4 Unit	3	1,122,761.70	1.62	7.280	661	80.00

Total:	267	69,235,584.12	100.00	6.678	658	79.92

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	184	49,449,434.75	71.42	6.851	665	79.97
Full	83	19,786,149.37	28.58	6.244	642	79.79

Total:	267	69,235,584.12	100.00	6.678	658	79.92

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
First and Second; In Pool; 1st Liens

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	266	69,102,584.12	99.81	6.679	658	79.93
Non-Owner Occupied	1	133,000.00	0.19	5.875	736	70.00

Total:	267	69,235,584.12	100.00	6.678	658	79.92

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	232	61,199,535.91	88.39	6.665	666	79.91
B	34	7,853,648.21	11.34	6.794	606	79.99
C	1	182,400.00	0.26	6.150	538	80.00

Total:	267	69,235,584.12	100.00	6.678	658	79.92

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	94	29,058,867.25	41.97	6.396	666	79.85
New York	51	16,083,625.46	23.23	6.553	662	79.97
New Jersey	22	6,277,273.17	9.07	7.481	649	79.98
Florida	22	3,794,074.81	5.48	7.416	655	80.00
Nevada	9	1,934,778.95	2.79	6.637	629	80.20
Maryland	7	1,444,583.31	2.09	6.575	657	80.00
Arizona	6	1,425,749.85	2.06	6.571	655	79.07
North Carolina	6	920,752.11	1.33	7.590	645	79.93
Washington	3	872,238.50	1.26	6.134	649	80.00
Wisconsin	7	868,877.62	1.25	8.276	628	80.00
Virginia	3	798,061.45	1.15	6.751	616	80.00
Oregon	4	673,596.50	0.97	6.645	642	80.00
Colorado	4	624,467.93	0.90	6.535	638	80.00
Connecticut	2	557,519.58	0.81	6.848	621	80.00
Massachusetts	3	545,230.72	0.79	7.660	641	80.00
Michigan	4	506,315.94	0.73	6.746	635	80.00
Rhode Island	2	407,920.00	0.59	6.800	628	80.00
Indiana	3	404,105.73	0.58	7.137	654	80.00
Minnesota	3	347,670.00	0.50	6.595	670	80.00
Utah	2	282,263.24	0.41	6.201	696	80.00
Pennsylvania	2	255,585.61	0.37	6.698	666	80.01
Texas	1	240,000.00	0.35	6.990	648	80.00
Georgia	1	200,546.83	0.29	6.250	779	80.00
Ohio	1	140,800.00	0.20	5.875	590	80.00
South Carolina	1	135,770.64	0.20	8.990	691	80.00
Louisiana	1	121,587.54	0.18	6.500	589	80.00
New Mexico	1	120,800.00	0.17	7.990	688	80.00
Missouri	1	99,795.59	0.14	5.875	646	80.00
Arkansas	1	92,725.79	0.13	7.125	618	80.00

Total:	267	69,235,584.12	100.00	6.678	658	79.92

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
First and Second; In Pool; 1st Liens

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	58	12,579,630.01	18.17	7.229	650	79.94
12	60	19,335,817.32	27.93	6.582	665	79.83
24	126	32,140,235.59	46.42	6.529	660	79.97
36	23	5,179,901.20	7.48	6.625	650	79.82

Total:	267	69,235,584.12	100.00	6.678	658	79.92

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.001 - 4.500	6	1,566,675.06	2.36	5.654	659	80.00
4.501 - 5.000	16	4,903,330.02	7.40	5.949	659	79.07
5.001 - 5.500	40	11,311,858.51	17.06	6.297	675	79.95
5.501 - 6.000	98	27,299,955.26	41.18	6.493	665	79.98
6.001 - 6.500	51	11,999,610.29	18.10	6.920	645	80.00
6.501 - 7.000	29	6,077,170.79	9.17	7.589	641	79.99
7.001 - 7.500	7	1,717,076.61	2.59	7.994	637	80.00
7.501 - 8.000	6	772,329.63	1.16	8.655	640	80.00
8.001 - 8.500	2	650,255.67	0.98	9.851	635	80.00

Total:	255	66,298,261.84	100.00	6.674	659	79.91

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

9.501 - 10.000	1	329,600.00	0.50	6.750	635	80.00
11.001 - 11.500	3	1,162,884.56	1.75	5.385	646	80.00
11.501 - 12.000	12	4,548,474.71	6.86	5.898	662	79.29
12.001 - 12.500	42	12,027,749.99	18.14	6.189	670	80.00
12.501 - 13.000	77	21,323,008.42	32.16	6.517	672	79.88
13.001 - 13.500	41	10,255,624.78	15.47	6.673	647	80.00
13.501 - 14.000	41	8,660,573.97	13.06	7.035	645	80.00
14.001 - 14.500	13	2,833,501.26	4.27	7.327	637	80.00
14.501 - 15.000	11	2,663,886.32	4.02	7.869	641	79.98
15.001 - 15.500	7	1,237,195.93	1.87	8.819	637	80.00
15.501 - 16.000	5	739,835.77	1.12	8.923	641	80.00
16.001 - 16.500	1	143,926.13	0.22	9.300	617	80.00
17.001 - 17.500	1	372,000.00	0.56	10.300	645	80.00

Total:	255	66,298,261.84	100.00	6.674	659	79.91

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
First and Second; In Pool; 1st Liens

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	9	2,716,877.98	4.10	5.363	643	80.00
5.501 - 6.000	37	10,848,164.86	16.36	5.858	681	79.62
6.001 - 6.500	64	17,311,309.02	26.11	6.336	663	80.00
6.501 - 7.000	83	21,652,483.97	32.66	6.794	657	79.93
7.001 - 7.500	25	5,971,584.81	9.01	7.260	645	80.00
7.501 - 8.000	21	4,889,123.95	7.37	7.778	643	79.99
8.001 - 8.500	5	893,329.04	1.35	8.252	640	80.00
8.501 - 9.000	6	875,606.41	1.32	8.933	649	80.00
9.001 - 9.500	4	767,781.80	1.16	9.325	628	80.00
10.001 - 10.500	1	372,000.00	0.56	10.300	645	80.00

Total:	255	66,298,261.84	100.00	6.674	659	79.91

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Initial Rate Cap (%)	Loans	Balance	Balance	Coupon	Score	LTV

2.000	2	355,200.00	0.54	6.150	589	80.00
3.000	246	64,080,840.02	96.66	6.660	659	79.91
4.000	3	827,920.00	1.25	7.866	671	80.00
5.000	3	648,701.82	0.98	6.946	637	80.00
5.500	1	385,600.00	0.58	6.500	656	80.00

Total:	255	66,298,261.84	100.00	6.674	659	79.91

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	148	41,978,758.55	63.32	6.682	662	79.85
1.500	107	24,319,503.29	36.68	6.660	654	80.01

Total:	255	66,298,261.84	100.00	6.674	659	79.91

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	LTV

17 - 21	65	18,759,050.27	28.29	6.492	657	80.02
22 - 26	161	40,975,793.42	61.81	6.662	661	79.88
27 - 31	1	346,373.62	0.52	7.500	651	80.00
32 - 36	23	5,049,742.71	7.62	7.388	648	80.00
57 - 61	5	1,167,301.82	1.76	6.677	655	78.86

Total:	255	66,298,261.84	100.00	6.674	659	79.91

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.